STOCK PURCHASE AGREEMENT
                            ------------------------


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this _____ day of July, 1997 (the "Closing Date") between Metropolitan Health Networks, Inc. (the "Seller"), whose mailing address is 5100 Town Center Circle, Suite 560, Boca Raton, Florida 33486-1008 and Neil Jay Tolar (the "Purchaser"), whose mailing address is 2070 Naamans Road, Wilmington, DE 19810.

                              W I T N E S S E T H :

         WHEREAS, the Purchaser desires to purchase an aggregate of Five Thousand (5,000) shares of the Series A 10% Convertible Preferred Stock, par value of $.001 per share, of the Company (the "Shares") from the Company on the terms and conditions set forth in this Agreement; and the Company desires to sell the Shares to the Purchaser on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         1. Incorporation by reference. The above recitals are herein incorporated by reference.

         2. Purchase and Sale. The Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, the Shares on the terms and conditions of this Agreement. The Shares shall have the rights, preferences and limitations as set forth in the Articles of Amendment designating the Series A Preferred Stock, a copy of which is attached hereto as Exhibit A.

         3. Consideration/Purchase Price. In consideration of the purchase of the Shares by the Purchaser, the Purchaser shall pay to the Company a purchase price (the "Purchase Price"), in the amount of $500,000, in cash, or by cashier's or certified check payable to the order of the Company or by other mutual acceptable manner, payable in full on the Closing Date, as defined herein.

         4.       Obligations of Seller.

                  (a) At the Closing, as defined herein, the Company shall deliver to the Purchaser 5,000 Shares in the name of the Purchaser.

                  (b) A receipt for the payment delivered to the Company by the Purchaser pursuant to Section 3 of this Agreement.

         5. Obligations of the Purchaser. At the Closing, the Purchaser shall deliver to the Company the Purchase Price pursuant to the terms of Section 3 of this Agreement.

         6.       Closing and Condition to Closing.

                  6.1 Closing. The Closing of the transactions contemplated by this

Agreement (the "Closing") shall take place on or before ____________, 1997 ("Closing Date") at the offices of counsel for the Company or at such other place mutually agreed upon between Purchaser and the Company, to be effective as of the Closing Date.

                  6.2 Condition to Closing. The Closing shall be subject to satisfaction of the condition that (i) the representations and warranties of (a) the Company contained in Section 7 hereof; (b) the Purchaser contained in
Section 8 hereof, are true and correct and shall be true and correct as of the Closing Date; the Company shall have delivered to the Purchaser the items required by Section 4 hereof; (c) the Purchaser shall have delivered to the Company the items required by Section 5 hereof; and (d) the Purchaser and the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.

         7. Representations and Warranties of the Purchaser.

         The Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

                  (a) The Purchaser has received and reviewed the Company's Registration Statement on Form SB-2 File No. 333-5884-A, including all exhibits thereto, and the Form 10-QSB for the quarter ended March 31, 1997 (collectively the "Disclosure Documents");

                  (b) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Shares, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

                  (c) The Purchaser has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Company;

                  (d) Except as set forth herein and in the Disclosure Documents, no representations or warranties have been made to the Purchaser by or on behalf of the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in the Disclosure Documents and the results of independent investigation by the Purchaser;

                  (e) The Purchaser understands that (A) the Shares have not been regis-tered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to an exemption under the Act; (B) the Shares are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) other than as set forth in the Disclosure Documents and this Agreement, the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Shares;

                  (f) The Purchaser is acquiring the Shares solely for the account of the Purchaser, for investment purposes only, and not with a view towards the resale or distribution thereof;

                  (g) The Purchaser will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (i) said Shares shall have first been registered under the Act and all applicable state securities laws; or (ii) the Purchaser shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

                  (h) The Purchaser is a corporation duly organized under the laws of the State of ___________; has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder; and this Agreement is a legally binding obligation of the Purchaser in accordance with its terms;

                  (i) The Purchaser is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and the Purchaser understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings are applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the Purchaser herein and in the this Agreement.

         8. Representations and Warranties of the Company.

         The Company hereby represents and warrants to, and covenants with the Purchaser, as follows:

                  (a) The Company is a corporation duly organized under the laws of Florida; has full power and authority to execute and deliver this Agreement and perform its obligations hereunder, and this Agreement is a legally binding obligation of the Company in accordance with its terms.

                  (b) The Shares, and the underlying shares of Common Stock, when issued and paid for in accordance with the terms of this Agreement will be validly issued and fully paid and non-assessable; the holders thereof will not be subject to any personal liability as such holders; all corporate action required to be taken for the authorization, issuance sale of the Shares, and underlying shares of Common Stock, has been duly and validly taken.

                  (c) The execution and delivery of the Agreement does not (i) conflict with or will conflict with, result in a material breach of, or constitute a default under (x) the articles or bylaws of the Company;
         (y) any material contract, indenture mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which any of the properties or assets of the Company may be bound.

                  (d) The Company has filed with the Securities and Exchange Commission ("SEC") Disclosure Documents which reports do not contain any material misstatements of facts or omit to state any material facts. Since the date of filing of the last such report there has been no material adverse change in the business or financial condition of the Company. Except as disclosed in the Disclosure Documents, there are no pending or threatened litigations or other proceedings which could have a material adverse effect on the business or financial condition of the Company.

         9.       Registration.

                  (a) In the event that the Company proposes, at any time prior to two years after the issuance of the Series A Preferred Stock, to file a registration statement on a general form of registration under the Act (other than a form S- 8, S-4 or other inappropriate form) relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the record owner(s) of the Series A Preferred Stock and any shares of Common Stock issued upon the exercise thereof. If, within 15 days after the giving of such notice, the record owners of any of the Series A Preferred Stock or shares of Common Stock issued or issuable upon their exercise shall request in writing that all of the shares of Common Stock issued or issuable upon exercise of the Series A Preferred Stock be included in such proposed registration, the Company shall, at its own expense (except as set forth below), also register such securities as shall have been so requested in writing; provided, however, that

                           (i) the Company shall not be required to include any
                  of such securities if, by reason of such inclusion, the Company shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange Commission different from that which the Company otherwise would use;

                           (ii) such owners shall cooperate with the Company in
                  the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and

                           (iii) if any underwriter or managing agent is
                  purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement, then such owners (A) shall agree to have the securities being so registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Company is selling the securities so registered, or (B) shall delay the sale of such securities for the 90 day period commencing with the effective date of the registration statement;

                  further, if the number of shares as to which such owner, and all other owners of securities of the Company holding registration rights, has requested registration is in the aggregate sufficient that such underwriter reasonably believes in good faith that the inclusion of such securities in the registration statement may jeopardize the success of the offering, then such underwriter may require that each such owner of securities reduce the number of shares of Common Stock to be registered, with such reduction to be in proportion to the number of shares as to which each respective owner has requested registration which may be the entire number of securities thereof.

                  (b) In the event that the record owners of a "Sufficient Number," as defined below, of the Series A Preferred Stock should give written notice to the Company of their intention to exercise the rights set forth in this Section 9(b), then the Company shall file a registration statement in accordance with this Section 9(b). Such notice(s) by the record owners must, to be effective, (i) be received by the Company within a 30-day period of each other, and (ii) be given with respect to securities (the Common Stock issued upon exercise thereof) that the record owner is not otherwise entitled to sell publicly in the United States without registration. A record owner may give such notice repeatedly, but notice by a record owner shall be ineffective if given with respect to securities which may then be sold pursuant to a registration statement already filed, and the Company shall be obliged no more than once to file a registration statement in accordance with this Section 9(b). The rights provided record owners by this Section 9(b) are in addition to those provided by Section 9(a). For the purposes hereof, a Sufficient Number of the Series A Preferred Stock means in excess of 51% of the Common Stock issued or issuable, upon exercises of the Series A Preferred Stock issued pursuant to this agreement, with all outstanding Series A Preferred Stock issued pursuant to this agreement deemed exercised. Unless the record owner's notice specifically states otherwise, it shall be deemed to be a notice with respect to the Common Stock issuable upon exercise thereof. After receipt of such notice from a Sufficient Number, if received at any time (i) after the expiration of 365 days from the date hereof and prior to two years after the issuance of the Series A Preferred Stock, or (ii) if the Company has a annual run rate of revenue less than $30,000,00 as of the date hereof, after the expiration of seven (7) months from the date hereof and prior to two years after the issuance of the Series A Preferred Stock, the Company shall then, at its own expense (except as set forth below), register such securities as were the subject of the notice by record owners of a Sufficient Number; provided, however, that

                           (i) such owners shall cooperate with the Company in
                  the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and

                           (ii) if any underwriter or managing agent is
                  purchasing or arranging for the sale of the securities then being offered by the Company under another registration statement previously filed or filed within 30 days after the notice by the record owners of a Sufficient Number, then such owners (A) shall agree to have the securities being otherwise registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Company is selling the securities otherwise registered, or (B) shall delay the sale of such securities for the 90 day period commencing with the effective date of the other registration statement.

                  (c) In connection with the filing of a registration statement pursuant to Section 9(a) or 9(b), the Company shall:

                           (i) notify such owners as to the filing thereof and
                  of all amendments thereto filed prior to the effective date of said registration statement;

                           (ii) notify such owners, promptly after it shall have
                  received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                           (iii) prepare and file without expense to such owners
                  any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with
                  Section 10(a)(3) of the Act or advisable in connection with the proposed distribution of the securities by such owners;

                           (iv) take all reasonable steps to qualify the shares
                  of Common Stock being so registered for sale under the securities or blue sky laws in such states, but only in such states, as the Company would qualify the sales of its securities absent any registration of the shares of Common Stock issued or issuable hereunder, in the case of a registration pursuant to Section 9(a); or in such states as the record owners may reasonably request, in the case of a registration pursuant to Section 9(b);

                           (v) notify such registered owners of any stop order
                  suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order; and

                           (vi) undertake to keep said registration statement
                  and prospectus effective until the earlier of (A) one year from the effective date thereof (provided, that if the Holders are required to delay the sale of the securities pursuant to
                  Section 9(a)(iii)(B) or 9(b)(ii)(B) hereof, then such period shall be extended by the amount of such delay), or (B) the date the Series A Preferred Stock or shares of Common Stock are sold or become available for public sale without restriction under the Act; provided, however, that such undertaking shall apply only to the extent that the Company is permitted to register such securities for continuous sale under Rule 415 of the General Rules promulgated under the Securities Act of 1933, under any successor provision, or under authoritative interpretations of applicable law.

                  (d) The record owners of the shares of Common Stock being registered under this Section 9 agree to pay all of the underwriting discounts and commissions, registration fees and their own counsel fees with respect to the securities owned by them and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to
         Section 9(a) or 9(b) hereof include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in a reasonable number of states, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such registered owners.

         10. In connection with the obligation of the Company to register shares of Common Stock pursuant to the provisions of Section 9 hereof, the Company and each Holder agree as follows:

                  (a) The Company hereby agrees to indemnify and hold harmless each Holder and each person who controls each Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") from and against any and all losses, claims, damages, liabilities or actions to which each Holder or they or any of them may become subject under the Act, the Exchange Act or otherwise and to reimburse the persons indemnified above for any legal or other expenses (including the cost of any investigation and preparation) reasonably incurred by them in connection with any litigation or proceeding or threatened litigation or proceeding, whether or not resulting in any liabilities, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement with respect to the shares of the Common Stock (or incorporated therein by reference) or any amendment or supplement thereto (such registration statement, together with any such amendments or supplements, is referred to herein as the "Registration Statement"), or the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the employment of the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the sale pursuant to the Registration Statement of any of the securities registered thereby; provided, however, that the indemnity agreement contained in this paragraph (a) shall not extend to any indemnified person in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by such person specifically for use in connection with the preparation of the Registration Statement. The Company agrees to pay any legal and other expenses for which it is liable under this paragraph (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

                  (b) Each Holder agrees to indemnify and hold harmless the Company, its directors, its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from the registration statement, any preliminary prospectus, the prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such Holder specifically for use in connection with the preparation of the registration statement, any preliminary prospectus or the prospectus or any such amendment or supplement thereto. Each Holder agrees to pay any legal and other expenses for which it is liable under this paragraph
         (b) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

                  (c) If any action is brought against a person entitled to indemnification pursuant to the foregoing paragraphs (a) or (b) (an "Indemnified Party") in respect of which indemnity may be sought against a person granting indemnification (an "Indemnifying Party") pursuant to such subsections, such Indemnified Party shall promptly notify such Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party of any such action shall not release the Indemnifying Party from any liability it may have to such Indemnified Party otherwise than on account of the indemnity agreement contained in paragraphs (a) or (b). In case any such action is brought against an Indemnified Party and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party against which a claim is to be made will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, provided, however, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other Indemnified Parties which conflict with those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such Indemnified Party or Parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, the Indemnifying Party will not be liable to such Indemnified Party under this agreement for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party has authorized the employment of such counsel for the Indemnified Party at the expense of the Indemnifying Party. An Indemnifying Party shall not be liable for any settlement of any action or proceeding effected without its written consent.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in paragraph (a) is unavailable to a Holder in accordance with its terms. The Company and each Holder shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by said indemnity agreement incurred by each Holder based on the relative fault of the Company on the one hand, and each Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company or such Holder and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by the Indemnified Party as a result of the losses, claims, damages, or liabilities referred to above in this paragraph shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against or appearing as a third party witness in any such action or claim. Notwithstanding the provisions of this paragraph, if a Holder is found to be guilty or fraudulent misrepresentation within the meaning of Section 11(f) of the Act, it shall not be entitled to contribution from the Company unless the Company is also found to be guilty of such fraudulent misrepresentation.

         11. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if physically delivered; delivered by overnight delivery, confirmed telecopy, telegram or courier; or three days after having been deposited in the United States Mail, as certified mail with return receipt requested and with postage prepaid, addressed to the recipient at the address listed at the top of the first page of this Agreement. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address will be effective only upon receipt.


         12.      Miscellaneous.

                  (a) Assignment. This Agreement and the rights granted hereunder may not be assigned in whole or in part by any of the parties without the prior written consent of the other parties.

                  (b) Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

                  (c) Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

                  (d) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                  (f) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  (g) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida.

                  (h) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (i) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (j) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Venue for any such action, in addition to any other venue permitted by statute, will be Broward County, Florida.

                  (k) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

                  (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (m) Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.


         The parties, as evidenced by their signatures below, acknowledge that this Agreement has been presented to their attorneys and that their attorneys have had the opportunity to review and explain to them the terms and provisions of the Agreement, and that they fully understand those terms and provisions.

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the date first above written.

                                  Seller:

                                  The Company
                                  Metropolitan Health Networks, Inc., a Florida corporation


                                  By:   /s/   Noel J. Guillama
                                  -------------------------------------
                                        Noel J. Guillama, President


                                  Purchaser:



                                  /s/ Neal Jay Tolar
                                  -------------------------------------
                                  Neal Jay Tolar